UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2010

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807
________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 8, 2010 (“Amendment Effective Date”), Constitution Mining Corp. (the “Company”) entered into an amendment (“Amendment No. 3”) to the Mineral Rights Option Agreement, dated September 29, 2008, with Temasek Investments Inc. (“Temasek”), a company incorporated under the laws of Panama, which was amended and supplemented by Amendment No. 1, dated May 12, 2009, and Amendment No. 2, dated October 29, 2009 (collectively, the “Option Agreement”).  Under the terms of the Option Agreement, the Company acquired four separate options from Temasek, each providing for the acquisition of a twenty-five percent interest in certain mineral rights (the “Mineral Rights”) in certain properties in Peru, potentially resulting in the Company's acquisition of one hundred percent of the Mineral Rights upon the exercise of all four options.

The Company exercised the initial and second twenty-five percent options, which resulted in its acquisition of a fifty percent interest in the Mineral Rights, and has entered into Amendment No. 3 in order to revise the payment terms required to be paid by the Company to exercise the third and fourth twenty-five percent options.  Under the terms of Amendment No. 3, the Company may exercise the third and fourth twenty-five percent options, resulting in its acquisition of a one-hundred percent interest in the Mineral Rights, after fulfilling the following conditions (collectively the “Option Requirements”) within five business days of the Amendment Effective Date:

•	Payment to Temasek of US$1,000,000;

•	Issuance to Temasek of 6,000,000 shares of the Company’s common stock (of which Temasek acknowledges that 2,000,000 shares were previously issued by the Company to Temasek in November 2009); and

•	Issuance of a convertible note for US$7,000,000 (the “Convertible Note”) payable to the order and the direction of Temasek.

The Convertible Note has a term of three years and will accrue interest at a rate of 12% per annum.  Interest under the Convertible Note is payable annually and the principal is payable upon maturity.  Any interest and principal due under the Convertible Note is convertible (at Temasek's option) into units which consist of one (1) share of the Company's common stock and one (1) warrant to purchase one (1) share of the Company's common stock at an exercise price of $1.10 per share.  The conversion price per unit is fixed at $0.80 per unit.

The Company currently intends to exercise the third and fourth twenty-five percent options by fulfilling the Option Requirements, resulting in the acquisition of an aggregate one-hundred percent interest in the Mineral Rights.

The foregoing description of the Option Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Form 8-K filed on September 29, 2008, Exhibit 10.1 to the Form 10-Q filed on May 15, 2009, and Exhibit 10.3 to the Form 8-K filed on November 2, 2009, each incorporated herein by reference.  A copy of Amendment No. 3 is attached hereto as Exhibit 10.4 and incorporated herein by reference.

On April 13, 2010, the Company issued a press release announcing that it entered into Amendment No. 3, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d)    Exhibits.

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 15, 2009
10.3	Second Amendment to Mineral Right Option Agreement, dated October 29, 2009.	Exhibit 10.3 of Form 8-K filed on November 2, 2009

10.4	Third Amendment to Mineral Right Option Agreement, dated April 8, 2010.		X

99.1	Press Release, dated April 13, 2010.		X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/         Michael Stocker
Name:  Michael Stocker
Title:    Chief Executive Officer

Date:    April 13, 2010

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

10.1	Mineral Right Option Agreement.	Exhibit 10.1 of Form 8-K filed on September 29, 2008

10.2	First Amendment to Mineral Right Option Agreement, dated May 12, 2009.	Exhibit 10.1 of Form 10-Q filed on May 15, 2009
10.3	Second Amendment to Mineral Right Option Agreement, dated October 29, 2009.	Exhibit 10.3 of Form 8-K filed on November 2, 2009

10.4	Third Amendment to Mineral Right Option Agreement, dated April 8, 2010.		X

99.1	Press Release, dated April 13, 2010.		X